UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): January 7, 2019

CARBON ENERGY CORPORATION
(Exact name of registrant as specified in charter)

Delaware	000-02040	26-0818050
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1700 Broadway, Suite 1170, Denver, Colorado	80290
(Address of principal executive offices)	(Zip code)

(720) 407-7030
(Registrant’s telephone number including area code)

(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note:  On January 7, 2019, Carbon Energy Corporation (the “Company” or “Carbon”) filed a Current Report (the “Original Report”) on Form 8-K to report the final closing under the May 4, 2018 Membership Interest Purchase Agreement, as amended (the “MIPA”), among the Company, as buyer, and Old Ironsides Fund II-A Portfolio Holding Company, LLC, a Delaware limited liability company (“OIE II-A”), and Old Ironsides Fund II-B Portfolio Holding Company, LLC, a Delaware limited liability company (“OIE II-B” and collectively with OIE II-A, the “Sellers”), as seller, concerning the purchase by the Company of all of the Class A Units of Carbon Appalachian Company, LLC (“Carbon Appalachia”) held by the Sellers.  The closing of the MIPA transaction resulted in the Company owning all of the outstanding Membership Interests of Carbon Appalachia, along with its direct and indirect subsidiaries (Carbon Appalachia Group, LLC, Carbon Tennessee Mining Company, LLC, Carbon Appalachia Enterprises, LLC, Carbon West Virginia Company, LLC, Cranberry Pipeline Corporation, Knox Energy, LLC, Coalfield Pipeline Company and Appalachia Gas Services Company, LLC), which are now wholly-owned subsidiaries of the Company.

As required by Item 9.01 of Form 8-K, within 71 days of the due date of the Original Report, we are required to provide financial statements and pro forma financial information described below.

This report amends the Original Report to provide such financial statements.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired

Attached hereto as Exhibit 99.1 and Exhibit 99.2 are the following:

The audited consolidated financial statements of Carbon Appalachian Company, LLC and subsidiaries as of and for the period from April 3, 2017 (inception) to December 31, 2017, and related notes thereto and the Independent Auditor’s Report.

The unaudited consolidated financial statements of Carbon Appalachian Company, LLC and subsidiaries as of and for the nine months ended September 30, 2018 and for the period from April 3, 2017 (inception) to September 30, 2017, and related notes thereto.

(b) Pro forma financial information

The unaudited pro forma condensed combined financial information of the Company as of and for the nine months ended September 30, 2018 and 2017, giving effect to the acquisition of Carbon Appalachia.

(d) Exhibits:

23.1	Consent of EKS&H, LLLP, independent accountants
99.1	Carbon Appalachian Company, LLC’s audited historical consolidated financial statements and related notes thereto as of and for the period from April, 3 2017 (inception) to December 31, 2017
99.2	Carbon Appalachian Company, LLC’s unaudited historical consolidated financial statements and related notes thereto as of and for the nine months ended September 30, 2018 and for the period from April 3, 2017 (inception) to September 30, 2017
99.3	Carbon Energy Corporation’s unaudited pro forma condensed combined financial information as of and for the nine months ended September 30, 2018 and 2017, giving effect to the acquisition of Carbon Appalachia

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

CARBON ENERGY CORPORATION

March 19, 2019	/s/ Patrick R. McDonald
Patrick R. McDonald, Chief Executive Officer

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